COLUMBIA FUNDS SERIES TRUST I

Supplement dated April 1, 2010

to the Prospectuses and Statement of Additional Information

each dated April 1, 2010

Columbia Tax-Exempt Fund

(the “Fund”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

The Fund’s current investment advisory agreement with the Advisor will terminate at the Closing. In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, for the Fund to be effective immediately following the Closing. The new investment management services agreement with RiverSource also has been approved by the shareholders of the Fund.

Shareholders should retain this Supplement for future reference.

INT-47/39803-0410